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                SECURITIES AND EXCHANGE COMMISSION

                       Washington, DC 20549



                             FORM 8-K




                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934



                          March 15, 1994



                         IMCERA Group Inc.
        (Exact name of registrant as specified in charter)





       New York                 1-483              36-1263901
(State or other jurisdiction     (Commission          (IRS Employer
       of incorporation)          File Number       Identification No.)


     2315 Sanders Road, Northbrook, IL                  60062-6198
(Address of principal executive offices)                (Zip Code)


     Registrant's telephone number,
         including area code                         (708) 564-8600
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Item 5.  Other Events

     Effective March 15, 1994, IMCERA Group Inc. changed its name to Mallinckrodt Group Inc.


                                ###

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

       Mallinckrodt Group Inc.

       ROGER A. KELLER

       _______________________________
       Roger A. Keller
       Vice President, Secretary and General Counsel



Date:  March 15, 1994
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